UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2018

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2018, Entergy Corporation (“Entergy”) held its 2018 Annual Meeting of Shareholders (“Annual Meeting”) in Jackson, Mississippi. The matters that were submitted to its shareholders for approval at the Annual Meeting and the voting results with respect to each matter are set forth below. The proposals related to each matter are described in detail in Entergy’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (“SEC”) on March 23, 2018.

Proposal 1

Entergy’s shareholders elected nine (9) directors to serve until the next annual meeting by the following vote:

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
John R. Burbank	139,822,114	660,945	260,483	16,823,792
Patrick J. Condon	139,655,885	866,387	221,270	16,823,792
Leo P. Denault	134,253,541	6,286,399	203,602	16,823,792
Kirkland H. Donald	139,815,527	699,315	228,700	16,823,792
Philip L. Frederickson	139,864,593	655,531	223,418	16,823,792
Alexis M. Herman	133,888,402	6,608,968	246,172	16,823,792
Stuart L. Levenick	135,474,882	5,042,991	225,669	16,823,792
Blanche L. Lincoln	139,361,257	1,164,716	217,569	16,823,792
Karen A. Puckett	138,954,797	1,570,607	218,138	16,823,792

Proposal 2

Entergy’s shareholders approved the advisory vote to approve Named Executive Officer Compensation as set forth below:

Voted For	Voted Against	Abstentions	Broker Non-Votes
128,073,502	11,934,964	735,076	16,823,792

Proposal 3

Entergy’s shareholders ratified the selection of Deloitte & Touche LLP as its independent registered public accountants for 2018 as set forth below:

Voted For	Voted Against	Abstentions
154,048,026	3,236,104	283,204

Proposal 4

Entergy’s shareholders did not approve a shareholder proposal submitted by As You Sow, Oakland California, regarding a Report on Distributed Renewable Generation Resources as set forth below:

Voted For	Voted Against	Abstentions	Broker Non-Votes
41,551,499	97,387,648	1,804,395	16,823,792

Item 8.01 Other Events

At a meeting immediately following the Annual Meeting, Entergy’s Board of Directors assigned the members and chairs of its standing committees as follows:

Audit Committee: P. J. Condon (Chair), P. L. Frederickson, B. L. Lincoln and K. A. Puckett.

Corporate Governance Committee: B. L. Lincoln (Chair), A. M. Herman and S. L. Levenick.

Executive Committee: L. P. Denault (Chair), P. L. Frederickson and S. L. Levenick.

Finance Committee: P. L. Frederickson (Chair), J. R. Burbank and K. H. Donald.

Nuclear Committee: K. H. Donald (Chair), P. J. Condon, and S. L. Levenick.

Personnel Committee: K. A. Puckett (Chair), J. R. Burbank and A. M. Herman.

All of the directors are independent as defined by the requirements of the New York Stock Exchange (“NYSE”) and the Company’s Corporate Governance Guidelines, except for Mr. Denault. In addition, each member of the Audit Committee satisfies the audit committee independence requirements of the NYSE and the SEC, and each member of the Personnel Committee satisfies the NYSE compensation committee independence requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By:/s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: May 4, 2018